Exhibit 99.1

Patheon Inc. to be Taken Private for US$9.32 per Share in Cash

Independent Committee Unanimously Recommends Transaction

TORONTO, November 19, 2013 /CNW/ - Patheon Inc. (TSX:PTI) (“Patheon”) today announced that it has entered into an arrangement agreement (the “Arrangement Agreement”) with JLL/Delta Patheon Holdings, L.P., a limited partnership (“Newco”) under which Patheon would be taken private pursuant to a court-approved plan of arrangement (the “Arrangement”) under the Canada Business Corporations Act. Newco is sponsored by an entity controlled by JLL Partners, Inc. (“JLL”) and Koninklijke DSM N.V. (“DSM”). Affiliates of JLL currently own 55.7% of the restricted voting shares of Patheon and all of the outstanding Class I Preferred Shares, Series D of Patheon (the “Preferred Shares”).

The Arrangement Agreement contemplates that Newco will acquire, directly or indirectly, all of the Restricted Voting Shares of Patheon (the “Restricted Voting Shares”), including those held by affiliates of JLL, for cash consideration of US$9.32 per share (the “Cash Consideration”). In addition, all of the Preferred Shares will be purchased for nominal consideration and cancelled. The Cash Consideration will be paid in US dollars at closing, and is equivalent to approximately C$9.72 per share (based on the daily noon exchange rate of the Bank of Canada on November 18, 2013). This represents a 64% premium to the closing price of the Restricted Voting Shares on November 18, 2013, a premium of 73% to the volume weighted average trading price of the Restricted Voting Shares on the TSX over the past 20 trading days, and a premium of 43% to the 52-week high (of C$6.80) of the Restricted Voting Shares on the TSX. The transaction provides total consideration to shareholders other than JLL affiliates of approximately US$582 million and implies an equity value for Patheon of approximately US$1.4 billion.

As part of the transaction, the limited partners of the JLL-affiliated investment fund that indirectly owns 55.7% of the Restricted Voting Shares will also receive the same Cash Consideration per Restricted Voting Share as is provided to the minority shareholders of Patheon. The transaction will result in Cash Consideration to all JLL affiliates of approximately US$732 million. As part of the transaction, the general and limited partners of such investment fund will make indirect investments in Newco of approximately US$60 million and US$50 million, in aggregate, respectively.

On the closing of the transaction, the business of Patheon and DSM’s existing pharmaceutical products business will be combined to create a global leader in contract development and manufacturing services. The combined entity will be a company with anticipated 2014 annual sales of approximately US$2 billion (pro forma). Following completion of the transaction, Patheon’s Restricted Voting Shares will be de-listed from the TSX and no longer traded publicly.

The transaction has been approved unanimously by the Board of Directors of Patheon (with interested directors abstaining) following the report and unanimous favourable recommendation of a special committee of independent directors (the “Independent Committee”). In so doing, both the Independent Committee and the Board of Directors of Patheon determined that the Arrangement is fair to holders of Restricted Voting Shares (other than affiliates of JLL and certain members of Patheon management) (the “Minority Shares”) and is in the best interests of Patheon. Both the Independent Committee and the Board of Directors recommend that minority shareholders vote in favour of the arrangement resolution at the special meeting of holders of Restricted Voting Shares to be held to approve the transaction (the “Special Meeting”).

The Board of Directors of Patheon established the Independent Committee – comprised of Derek Watchorn, Brian Shaw and David Sutin – to, among other things, select an independent valuator, supervise the preparation of a formal valuation of the Restricted Voting Shares, and negotiate the terms of the Arrangement on behalf of Patheon. The Independent Committee engaged BMO Capital Markets as independent valuator, and RBC Capital Markets as financial advisor and was advised by Blake, Cassels & Graydon LLP, as independent legal advisor.

Derek Watchorn, Chairman of the Independent Committee, stated “The transaction delivers liquidity to our shareholders at a substantial premium to the market price of Patheon’s Restricted Voting Shares and is supported by fairness opinions received from BMO Capital Markets and RBC Capital Markets. We recommend that minority shareholders vote in favour of the arrangement at the special meeting that will be called to approve the transaction.”

BMO Capital Markets has prepared a formal valuation of the Restricted Voting Shares under the supervision of the Independent Committee as contemplated by Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”). BMO Capital Markets has rendered its oral opinion that, subject to the assumptions, qualifications and limitations provided in its opinion, the fair market value of the Restricted Voting Shares is in the range of US$8.75 to US$10.25 per share as of November 18, 2013.

RBC Capital Markets and BMO Capital Markets have each provided an oral opinion to the Independent Committee that the consideration to be received under the Arrangement Agreement is fair, from a financial point of view, to holders of Minority Shares.

The implementation of the Arrangement will be subject to shareholder approval at the Special Meeting, which is expected to be held as early as possible in calendar 2014. The transaction will constitute a “business combination” for the purposes of MI 61-101, and the implementation of the Arrangement will be subject to approval by a majority of the votes cast at the Special Meeting by holders of Minority Shares, in addition to approval by 66 2⁄3% of all votes cast at the Special Meeting by holders of Restricted Voting Shares. The transaction is also subject to approval by the Ontario Superior Court of Justice, in addition to regulatory approvals and certain closing conditions customary in transactions of this nature.

Certain affiliates of JLL and all of the directors and executive officers of Patheon who hold Restricted Voting Shares have entered into voting agreements pursuant to which, among other things, they have agreed to vote their Restricted Voting Shares in favour of the Arrangement. As a result, holders of approximately 66.08% of the Restricted Voting Shares and 20.45% of the Minority Shares have agreed to vote their shares in favour of the transaction.

The transaction will be financed through a combination of committed debt and equity financing, subject to the terms of those commitments. The debt financing of US$1.65 billion has been committed by J.P. Morgan, UBS, Jefferies, Morgan Stanley and KeyBank. The equity financing includes an aggregate contribution of US$489 million from entities affiliated with JLL, certain co-investors and management, as well as DSM’s contribution of its existing pharmaceutical products business. Patheon has also received from affiliates of JLL and DSM a limited guarantee of certain obligations of Newco under the transaction.

The Arrangement Agreement provides for, among other things, a non-solicitation covenant on the part of Patheon (subject to customary fiduciary out provisions). The Arrangement Agreement also provides Newco with a right to match potential third party proposals received by Patheon. Patheon is permitted to terminate the Arrangement Agreement in certain circumstances, including to allow Patheon to accept a superior proposal subject to fulfilling certain conditions. Those conditions include the payment to Newco of a termination fee of US$23.64 million under certain circumstances.

In addition, Patheon is entitled to a termination fee from Newco in certain circumstances. Such termination fee is either US$49.26 million or US$24.63 million, depending on the circumstances of termination.

The terms and conditions of the proposed transaction will be disclosed in more detail in a proxy statement and management information circular that will be mailed to those holders of Restricted Voting Shares as of the record date to be established. It is anticipated that the transaction, if approved by Patheon shareholders and the Ontario Superior Court of Justice, will be completed as early as possible in 2014.

Dentons Canada LLP, Goodwin Procter LLP, Gibson Dunn & Crutcher LLP, and Hill Smith King & Wood LLP are acting as legal counsel to Patheon. Skadden, Arps, Slate, Meagher & Flom LLP, Borden Ladner Gervais LLP and Simpson Thacher & Bartlett LLP are acting as legal counsel to JLL and its affiliates. Latham & Watkins LLP, Cleary Gottlieb Steen & Hamilton LLP and Norton Rose Fulbright Canada LLP are acting as legal counsel to DSM.

Patheon has engaged Georgeson as its proxy solicitation agent. Shareholders with questions should contact Georgeson in North America toll free at 1-866-656-4121 or internationally by dialing 781-575-2182 collect.

2013 Outlook

Patheon confirms its previous revenue guidance issued on September 5, 2013 that Patheon revenues are expected to be in excess of US$1 billion for fiscal 2013.

Conference Call

Patheon will host a conference call on Tuesday, November 19, 2013, at 8:30 a.m. Eastern Standard Time. Interested parties are invited to access the conference call, via telephone, in listen-only mode, toll free at 1-888-231-8191 (U.S., including Puerto Rico) and 1-647-427-7450 (Canada and International). Listeners are encouraged to dial in five to 15 minutes in advance to avoid delays.

A telephone replay of the conference call will be available between Tuesday, November 19, 2013, and Tuesday, November 26, 2013, by dialing 1-855-859-2056 (toll-free) or 1-403-451-9481, and by entering identification number 12653254, followed by the number key.

Additional Information About the Proposed Transaction

Copies of the Arrangement Agreement, the proxy statement and management information circular for the Special Meeting (which will include the valuation and the fairness opinions) and certain related documents will be filed with Canadian and U.S. securities regulators and will be available on the Canadian SEDAR profile of Patheon at www.sedar.com and the U.S. Securities and Exchange Commission’s (the “SEC”) website (EDGAR) at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents Patheon files with the SEC and with Canadian securities regulators by directing a written request to Patheon Inc., 2100 Syntex Court, Mississauga, Ontario, Canada L5N 7K9, Attention: Corporate Secretary. Copies of Patheon’s filings with the SEC and with Canadian securities regulators may also be obtained at the “Investor Relations” section of Patheon’s website at www.patheon.com.

Patheon plans to file with the SEC and furnish to its shareholders a proxy statement and management information circular in connection with the proposed transaction with Newco. The proxy statement and management information circular will also be filed on SEDAR. Investors and security holders of Patheon are urged to read the proxy statement and management information circular and the other relevant materials when they become available because such materials will contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Patheon in connection with the proposed transaction. Information about Patheon and its directors and executive officers, including their ownership of Patheon securities, is set forth in the proxy statement for Patheon’s 2013 Annual and Special Meeting of Shareholders, which was filed with the SEC on February 26, 2013, and on SEDAR in Canada on February 27, 2013, as supplemented by other Patheon filings with the SEC and Canadian securities regulators. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction by reading the proxy statement and management information circular and other public filings referred to above when it becomes available.

About Patheon Inc.

Patheon Inc. is a leading provider of contract development and commercial manufacturing services to the global pharmaceutical industry for a full array of solid and sterile dosage forms. Through the company’s recent acquisition of Banner Pharmacaps - a market leader in soft gelatin capsule technology – Patheon now also includes a proprietary products and technology business.

Patheon provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. The company’s integrated network consists of 18 locations, including 14 commercial contract manufacturing facilities and 12 development centers across North America and Europe. Patheon enables customer products to be launched with confidence anywhere in the world. For more information visit www.patheon.com.

About JLL Partners

JLL Partners is a mid-market private equity firm with a 25 year track record of adding value to complex investments through financial and operational expertise. Since its founding in 1988 by Paul S. Levy, JLL Partners has committed approximately $4.2 billion across six funds, and developed significant expertise in the healthcare, financial services, industrial, building products, education, aerospace and defense and business services sectors. JLL is a control investor and sources its deals from its deep network of industry contacts, applying its proven, value-oriented investment approach to provide limited partners with attractive risk-adjusted returns throughout all investment cycles.

About DSM – Bright Science. Brighter Living.™

Royal DSM is a global science-based company active in health, nutrition and materials. By connecting its unique competences in Life Sciences and Materials Sciences DSM is driving economic prosperity, environmental progress and social advances to create sustainable value for all stakeholders. DSM delivers innovative solutions that nourish, protect and improve performance in global markets such as food and dietary supplements, personal care, feed, pharmaceuticals, medical devices, automotive, paints, electrical and electronics, life protection, alternative energy and bio-based materials. DSM’s 23,500 employees deliver annual net sales of around €9 billion. The company is listed on NYSE Euronext. More information can be found www.dsm.com.

Forward-looking statements:

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian securities laws, including statements regarding the proposed transaction, the combined company’s plans, objectives, expectations and intentions, leadership in the contract development and manufacturing services industry, the expected 2014 pro forma annual sales of Newco, expected timing and benefits of the transaction, the preparation, delivery and availability of a proxy statement and management information circular and other relevant materials in connection with the proposed transaction, and the holding of a special meeting of certain shareholders of Patheon in 2014, which forward-looking statements may use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential”, or the negative thereof or other variations thereof or comparable terminology. Such forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts.

These forward-looking statements reflect beliefs and assumptions which are based on Patheon’s and Newco’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. In making these statements, Patheon and Newco have made assumptions with respect to: the proposed financing of the transaction; the ability of Patheon and Newco to achieve expected synergies and the timing of same; the ability of Patheon and Newco to predict and adapt to changing customer requirements, preferences and spending patterns; the ability of Patheon and Newco to protect their intellectual property; future capital expenditures, including the amount and nature thereof; trends and developments in the contract development and manufacturing services industry and other sectors of the economy which are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks; anticipated acquisitions; future results being similar to historical results; expectations related to future general economic and market conditions; and other matters. Patheon’s and Newco’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Patheon’s beliefs and assumptions may prove to be inaccurate and consequently Patheon’s actual results could differ materially from the expectations set out herein.

While such forward-looking statements are expressed by Patheon, as stated in this release, in good faith and believed by Patheon to have a reasonable basis, they are subject to important risks and uncertainties including, without limitation, the possibility that certain assumptions with respect to the proposed transaction could prove to be inaccurate, risks and uncertainties relating to the transaction and financing thereof, Newco’s significant levels of indebtedness as a result of the proposed transaction, Newco’s inability to complete the anticipated financing as contemplated by applicable commitment letters prior to the contractually required time for closing of the proposed transaction or otherwise secure favourable terms for such financing, approval of applicable governmental authorities, required Patheon shareholder approval and necessary court approvals, the satisfaction or waiver of certain other conditions contemplated by the Arrangement Agreement, disruptions resulting from the proposed transaction making it more difficult to maintain business relationships, and changes in applicable laws or regulations, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or may not be completed, and the results or events predicted in these forward-looking statements may differ materially from actual results or events. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Patheon is not affirming or adopting any statements made by any other person in respect of the proposed transaction and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws or to comment on expectations of, or statements made by any other person in respect of the proposed transaction.

Investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Reliance on forward-looking statements is at an investor’s own risk.

Cautionary Statement

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.